                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                _______________

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 5, 1999
                                                          -------------


                                TRIBUNE COMPANY
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




              DELAWARE                 1-8572           36-1880355
    ----------------------------    ------------    ------------------
    (State or other jurisdiction    (Commission       (IRS Employer
           of incorporation)        File Number)    Identification No.)


     435 NORTH MICHIGAN AVENUE, CHICAGO, ILLINOIS          60611
     --------------------------------------------        ---------
       (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (312) 222-9100


                                NOT APPLICABLE
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-74961) originally filed March 24, 1999 by Tribune Company (the "Company").

     On April 5, 1999, the Company filed a preliminary prospectus supplement dated April 2, 1999 pursuant to Rule 424(b) (the "Rule") of the Securities Act of 1933, as amended, relating to Exchangeable Subordinated Debentures due 2029 (the "PHONES"), and executed the Indenture (the "Indenture") dated as of April 1, 1999 between the Company and Bank of Montreal Trust Company, as Trustee, under which the PHONES are being issued.

     On April 7, 1999, the Company entered into an Underwriting Agreement (the "Underwriting Agreement") with certain underwriters relating to the PHONES.

     On April 9, 1999, the Company filed a final prospectus supplement dated April 7, 1999 (the "Prospectus Supplement") pursuant to the Rule, relating to the PHONES.

     The Indenture and the Underwriting Agreement, each of which is an exhibit to the Registration Statement, are being filed as exhibits hereto. In addition, a tax opinion, which also is an exhibit to the Registration Statement, relating to certain disclosures contained in the Prospectus Supplement, is being filed as an exhibit hereto.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     The Company is filing herewith the following exhibits:

     (c)  Exhibits.

     The exhibits accompanying this report are listed in the accompanying
Exhibit Index.

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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        TRIBUNE COMPANY



Date:  April 9, 1999              By: /s/ Donald C. Grenesko
                                      ----------------------
                                      Name:  Donald C. Grenesko
                                      Title: Senior Vice President/
                                             Finance and Administration


                                       3
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                                 EXHIBIT INDEX
                                 -------------


          The following exhibits are filed herewith and are exhibits to the Company's Registration Statement on Form S-3, Registration No. 333-74961, as noted below.

               Registration No.
                  333-74961
 Exhibit No.     Exhibit No.                       Exhibit
 -----------     -----------                       -------

      1              1.1                Underwriting Agreement dated April 7,
                                        1999, among the Company and certain
                                        underwriters named therein

      4              4.2                Indenture dated as of April 1, 1999,
                                        between the Company and Bank of
                                        Montreal Trust Company, as Trustee.

      8                8                Opinion of Sidley & Austin (relating to
                                        tax matters).

     23             23.3                Consent of Sidley & Austin (included in
                                        Exhibit 8).